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                             UNITED STATES            Expires:    May 31, 2000
                   SECURITIES AND EXCHANGE COMMISSION Estimated average burden
                         WASHINGTON, D.C. 20549       hours per response..5.00
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                               FORM 8-K

                            CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       December 1, 1999
                                                -------------------------------
                                  NETZERO, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      000-27405             95-4644384
--------------------------------- ---------------------- -----------------------
 (State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)                File Number)      Identification No.)

             2555 Townsgate Road, Westlake Village, California 91361
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                  (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code        805-418-2000
                                                  -----------------------------
                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On December 1, 1999, NetZero, Inc. (the "Registrant" or "NetZero") acquired AimTV, Inc., a California corporation ("AimTV"), by way of the merger (the "Merger") of NZ Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("NZ Acquisition Corp."), with and into AimTV. The Merger was consummated pursuant to the terms and conditions of a Merger Agreement and Plan of Reorganization (the "Agreement"), dated November 15, 1999, by and among the Registrant, NZ Acquisition Corp. and AimTV. As a result of this Merger, AimTV became a wholly-owned subsidiary of NetZero. Pursuant to the terms of the Agreement, the outstanding capital stock and options of AimTV were exchanged for an aggregate of 982,245 shares of Common Stock and options to purchase Common Stock of NetZero. The aggregate purchase price for AimTV was determined through arms-length negotiations between the parties, taking into account the value of companies comparable to AimTV. The Merger was structured as and will be treated by the Registrant as a purchase for accounting purposes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Pursuant to Item 7 of Form 8-K, the financial information required by
         Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

(b)      Pro Forma Financial Information

         Pursuant to Item 7 of Form 8-K, the financial information required by
         Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

(c)      Exhibits

         2.1 Agreement and Plan of Merger dated as of November 15, 1999 by and among NetZero, Inc., NZ Acquisition Corp., and AimTV, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                        NETZERO, INC., a Delaware corporation

                        /s/ Charles S. Hilliard
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                        Charles S. Hilliard, Senior Vice President, Finance and
        Date            Chief Financial Officer

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                                Index to Exhibits

EXHIBIT
NUMBER                              EXHIBIT

2.1 Agreement and Plan of Merger dated as of November 15, 1999 by and among NetZero, NZ Acquisition Corp., and AimTV, Inc.